VELA FUNDS

(the “Trust”)

VELA Small Cap Fund

(the “Fund”)

Class A: VESAX

Class I: VESMX

(a series of VELA Funds)

Supplement dated March 1, 2022

to the Summary Prospectus and Prospectus

dated January 12, 2022

This Supplement updates and supersedes any contrary information contained in the Summary Prospectus and the Prospectus. Effective immediately, the Fund’s Summary Prospectus and Prospectus are amended as follows:

In the section entitled “Principal Investment Strategy” on page 2 of the Summary Prospectus and in the subsection entitled “Principal Investment Strategy” within the section entitled “Fund Summary” on page 2 of the Prospectus, the first paragraph is deleted in its entirety and replaced with the following:

The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with small market capitalizations that the Adviser believes are undervalued. Equity securities consist of common and preferred stocks. Small cap companies are defined by the fund as companies with market capitalizations in the range of those market capitalizations of companies included in the Russell 2000 Index at the time of purchase. The capitalization range of the Russell 2000 Index is between $31.6 million and $14 billion as of December 31, 2021. The size of the companies included in the Russell 2000 Index will change with market conditions.

In the section entitled “Performance” on page 3 of the Summary Prospectus and in the subsection entitled “Performance” within the section entitled “Fund Summary” on page 4 of the Prospectus, the Average Annual Total Return table is restated in its entirety for the purpose of reflecting the addition of the Russell 2000 Index.

Average Annual Total Return as of 12/31/21

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Life of Fund
Class I Return Before Taxes	9/30/20	31.59%	51.82%
Return After Taxes on Distributions		31.28%	51.50%
Return After Taxes on Distributions and Sale of Fund Shares		18.91%	39.93%
Class A Return Before Taxes	9/30/20	24.76%	45.29%
Russell 2000 Index*		14.82%	38.94%
S&P SmallCap 600 Index		26.82%	50.28%

*In prior prospectuses, the Small Cap Fund compared its performance only against the S&P SmallCap 600 Index. The Fund’s Adviser believes the Russell 2000 Index is a more appropriate and accurate index against which to compare the Small Cap Fund’s investment strategy and, therefore, the Russell 2000 Index will replace the S&P SmallCap 600 Index as the Small Cap Fund’s primary benchmark in future comparisons.

The Russell 2000 Index is an unmanaged market capitalization weighted index measuring performance of the smallest 2,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

The S&P SmallCap 600 Index is an unmanaged capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

* * * * *

This supplement provides new information beyond that contained in the Summary Prospectus and the Prospectus, each dated January 12, 2022, and should be read in conjunction with those documents. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Please retain this supplement for future reference.